UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 18, 2020

LEGGETT & PLATT, INCORPORATED

(Exact name of registrant as specified in its charter)

Missouri	001-07845	44-0324630
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

No. 1 Leggett Road, Carthage, MO	64836
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 417-358-8131

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	LEG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Director Retirement

On February 18, 2020, R. Ted Enloe, III notified the Company of his decision to retire as a director of the Company effective as of the Company’s next annual meeting of shareholders which currently is expected to be held on May 15, 2020. As such, Mr. Enloe will not stand for election at the meeting. Mr. Enloe has provided over 50 years of outstanding service to the Board. He was first elected to the Board in 1969.

Amendments to the Company’s Key Officers Incentive Plan, the 2020 Form of Performance Stock Unit Award Agreement and the 2020 Form of Restricted Stock Unit Award Agreement

On February 18, 2020, the Compensation Committee of the Board (the “Committee”) amended the Company’s Key Officers Incentive Plan (the “KOIP”), the Company’s 2020 Form of Performance Stock Unit Award Agreement (the “2020 Form of PSU Award”) and the Company’s 2020 Form of Restricted Stock Unit Award Agreement (the “2020 Form of RSU Award”). Each of the KOIP, the 2020 Form of PSU Award and the 2020 Form of RSU Award contains a non-competition covenant that restricts the executive from competitive activities during employment and for two years after payout or vesting, where, if violated, the executive must repay to the Company any gain from the applicable award (in addition to any other legal or equitable remedies the Company may have). The amendments changed the non-competition covenant in each document by:

(i)	limiting the definition of Competitive Activity to include only those activities the executive engaged in during the last two years of employment in the Restricted Territory;

(ii)	defining the Restricted Territory as the geographic areas in which (a) the executive contacted any customer, supplier or vendor; (b) any customer, supplier or vendor the executive serviced or used was located; (c) operations for which the executive had responsibility sold any products; or (d) any products the executive designed were sold or distributed; and

(iii)	prohibiting activity that may require, or inevitably will require, disclosure of trade secrets, proprietary information, or confidential information.

In addition to the non-competition covenant, the Committee also made other changes to the KOIP which included:

(i)	changing the definition of retirement from (a) on or after age 65, or on or after age 55 with at least 20 years of service with the Company, to (b) on or after age 65, or the date at which the combination of the executive’s age and years of service is greater than or equal to 70 years; and

(ii)	enhancing the “clawback” provision such that the Committee has the right to require all or a portion of the applicable award issued to an executive, including income or other benefit received upon vesting or payment of the award, in the preceding two years, to be forfeited or repaid to the Company under certain specified conditions if the executive (a) violates certain confidentiality, non-solicitation or non-competition obligations applicable to the executive; (b) engages in improper conduct contributing to the need to restate external Company financial statements; (c) commits an act of fraud or significant dishonesty; or (d) commits a significant violation of the Company’s written policies or applicable laws. Prior to the amendment, the executive was required to repay the entire award if, in the discretion of the Committee, the executive was determined to be personally responsible for gross misconduct or fraud that caused the need for the restatement of Company financial results.

The KOIP, the 2020 Form of PSU Award and the 2020 Form of RSU Award, each as amended, are attached hereto and incorporated herein by reference as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively.

Adoption of 2020 Award Formula under the Company’s 2020 Key Officers Incentive Plan

Our executive officers earn an annual cash incentive paid under the KOIP based on achieving certain performance objectives for the year. On February 18, 2020, the Committee adopted the 2020 Award Formula (the “2020 KOIP Award Formula”) under the Company’s KOIP. The 2020 KOIP Award Formula is applicable to the Company’s executive officers, including the named executive officers listed below. Under the 2020 KOIP Award Formula, an executive officer is eligible to receive a cash award calculated by multiplying his or her annual base salary at the end of the year by a percentage set by the Committee (the “Target Percentage”), then applying the award formula. Corporate Participants and Profit Center Participants have separate award calculations based on factors defined in the 2020 KOIP Award Formula as follows:

Participant Type	Performance Objectives	Relative Weight
Corporate Participants	Return on Capital Employed (ROCE)	60%
(Glassman, Dolloff, Tate & Douglas)	Cash Flow	40%
Profit Center Participants	ROCE	60%
	Free Cash Flow (FCF)	40%

Karl G. Glassman (Chairman & CEO), J. Mitchell Dolloff (President & COO, President – Bedding Products), Jeffrey L. Tate (EVP & CFO) and Scott S. Douglas (SVP – General Counsel & Secretary) are Corporate Participants. Former named executive officers, Perry E. Davis and Matthew C. Flanigan have retired from the Company. As such, neither will participate under the 2020 KOIP Award Formula. Awards for Corporate Participants are determined by the Company’s aggregate 2020 financial results. No awards will be paid for ROCE achievement below 30% or Cash Flow below $425 million. The maximum payout percentage for ROCE and Cash Flow achievement is capped at 150%.

ROCE and Cash Flow shall be adjusted for all items of gain, loss, or expense for the fiscal year, as determined in accordance with the standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in the footnotes to the financial statements in the Company’s 2019 10-K; (iii) related to the impact of the coronavirus outbreak on the Company’s operations; (iv) related to the disposal of a segment of a business; or (v) related to a change in accounting principle.

Below are the 2020 Corporate Targets and Payout Schedule. Payouts will be interpolated for achievement levels falling between those in the schedule. Financial results from acquisitions are excluded from the calculations in the year of acquisition. Financial results from divestitures will be included in the calculations; however, the ROCE and Cash Flow targets relating to the divested businesses will be prorated to reflect only that portion of the year prior to the divestiture. Financial results from businesses classified as discontinued operations will be included in the calculations. Financial results will exclude (i) certain currency and hedging-related gains and losses; (ii) gains and losses from asset disposals; and (iii) items that are outside the scope of the Company’s core, on-going business activities.

2020 Corporate Targets and Payout Schedule

ROCE			Cash Flow
Achievement	Payout		Achievement		Payout
< 30%	0%		<$	425M	0%
30%	50%	Threshold		$425M	50%
37%	100%	Target		$500M	100%
44%	150%	Maximum		$575M	150%

The definitions of ROCE and Cash Flow and a sample calculation are included in the attached 2020 KOIP Award Formula, which is attached and incorporated by reference as Exhibit 10.4. Also incorporated by reference as Exhibit 10.5, is the Company’s Summary Sheet of Executive Cash Compensation which was previously reported and includes each named executive officer’s 2020 base salary and Target Percentages.

Grant of Performance Stock Units under the Company’s 2020 Form of PSU Award

Each year, since 2008, the Committee generally grants the named executive officers, and a group of other executives, a base award of performance stock units (“PSUs”). A percentage of the base award will vest at the end of the three-year performance period (the “Performance Period”) and will be paid out by March 15 of the following year, subject to the achievement of two performance objectives discussed below.

On February 18, 2020, the Committee granted PSUs to our named executive officers in the amounts shown below.

	Threshold Payout	Base Award Target Payout	Maximum Payout
Named Executive Officer[1]	(50% Payout)[2]	(100% Payout)	(200% Payout)
Karl G. Glassman, Chairman and CEO	40,788	81,576	163,152
J. Mitchell Dolloff, President and COO, President – Bedding Products	15,267	30,534	61,068
Jeffrey L. Tate, EVP and CFO	10,360	20,719	41,438
Scott S. Douglas, SVP and General Counsel	5,725	11,450	22,900

[1]	Because of their respective retirements, neither Perry E. Davis nor Matthew C. Flanigan were granted PSUs.
[2]	If Relative TSR and EBIT CAGR are achieved at their respective thresholds, the weighted average payout would be 50%.

The 2020 Form of PSU Award provides that PSUs vest at the end of the Performance Period, based upon two performance objectives:

Relative TSR: Fifty percent (50%) of each PSU award will vest based upon the Company’s Total Shareholder Return (“TSR”) compared to a peer group consisting of all the companies in the Industrial, Consumer Discretionary and Materials sectors of the S&P 500 and S&P 400. TSR is calculated as:

(Ending Stock Price – Beginning Stock Price + Reinvested Dividends) / Beginning Stock Price

The “Beginning Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days prior to the Performance Period. The “Ending Stock Price” is the average closing share price of the Company’s stock for the last 20 trading days within the Performance Period.

EBIT CAGR: Fifty percent (50%) of each PSU award will vest based upon the Company’s (for Glassman, Dolloff, Tate, and Douglas) or applicable segments’ (for segment participants) compound annual growth rate of Earnings Before Interest and Taxes (“EBIT”) during the third fiscal year of the Performance Period compared to the Company’s (or applicable segments’) EBIT in the fiscal year immediately preceding the Performance Period. The calculation of EBIT CAGR will include results from businesses acquired during the Performance Period and will exclude results for any businesses divested during the Performance Period. EBIT CAGR will exclude (i) results from non-operating branches,

(ii) certain currency and hedging-related gains and losses, (iii) gains and losses from asset disposals, (iv) items that are outside the scope of the Company’s core, on-going business activities, and (v) with respect to segments, all amounts relating to corporate allocations. EBIT CAGR will be adjusted to eliminate gain, loss or expense, as determined in accordance with standards established under Generally Accepted Accounting Principles, (i) from non-cash impairments; (ii) related to loss contingencies identified in footnotes to the financial statements in the Company’s Form 10-K relating to the fiscal year immediately preceding the Performance Period; (iii) related to the disposal of a segment of a business; or (iv) related to a change in accounting principle.

The PSU vesting schedules for Relative TSR and EBIT CAGR are as follows, with payouts interpolated for results falling between the levels shown:

Relative TSR Percentile	Relative TSR Vesting %	EBIT CAGR %	EBIT CAGR Vesting %
<25%	0%
25%	25%
30%	35%
35%	45%
40%	55%
45%	65%	<2%	0%
50%	75%	2%	75%
55%	100%	4%	100%
60%	125%	6%	125%
65%	150%	8%	150%
70%	175%	10%	175%
75%	200%	12%	200%
>75%	200%	>12%	200%

Notwithstanding the foregoing Relative TSR vesting schedule, in the event that the Company’s TSR for the Performance Period is negative (Ending Stock Price plus Reinvested Dividends is less than Beginning Stock Price), the Relative TSR vesting percentage will be capped at 100%.

The PSUs normally vest on the last day of the Performance Period. Generally, if the executive has a separation from service, other than for retirement, death, or disability, before the PSUs vest, they are immediately forfeited. In the event of retirement, the award will vest at the end of the Performance Period and will be prorated for the number of days employed during the Performance Period prior to termination. However, in the case of termination due to death or disability, the award will vest immediately at 100% of the base award. Retirement is defined as age 65, or the combination of the executive’s age and years of service being greater than or equal to 70 years.

Fifty percent (50%) of the vested PSU award will be paid out in cash, and the Company intends to pay out the remaining fifty percent (50%) in shares of Company common stock, although the Company reserves the right, subject to Committee approval, to pay up to one hundred percent (100%) in cash. The awards will be paid following the end of the Performance Period. Cash will be paid equal to the number of vested PSUs multiplied by the closing market price of Company common stock on the last business day of the Performance Period. Shares will be issued on a one-to-one basis for vested PSUs. Both the amount of cash paid and number of shares issued will be reduced for applicable tax withholding. PSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights.

Under certain circumstances, if a change in control of the Company occurs and the executive’s employment is terminated, the PSU award will vest and the executive will receive a 200% payout. Also, if within 24 months of payment, the Company is required to restate previously reported financial results, the executive must repay any amounts paid in excess of the amount that would have been paid based on the restated financials.

The PSU awards are granted under the Company’s Flexible Stock Plan, as amended and restated effective May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement for the Annual Meeting of Shareholders (the “Flexible Stock Plan”), which is incorporated by reference herein as Exhibit 10.6. All future awards of PSUs to our named executive officers are expected to be made pursuant to the attached 2020 Form of PSU Award. If the terms and conditions of future grants are materially changed, the Company will make a subsequent filing of the updated form at that time.

Grant of Restricted Stock Units under the Company’s 2020 Form of RSU Award

On February 18, 2020, the Committee granted restricted stock units (“RSUs”) under the 2020 Form of RSU Award to our named executive officers in the amounts shown below.

Named Executive Officer[1]	RSU Award
Karl G. Glassman, Chairman and CEO	40,788
J. Mitchell Dolloff, President and COO, President – Bedding Products	15,267
Jeffrey L. Tate, EVP and CFO	10,360
Scott S. Douglas, SVP and General Counsel	5,725

[1]	Because of their respective retirements, neither Perry E. Davis nor Matthew C. Flanigan were granted RSUs.

The RSUs vest, provided that the executive remains employed with the Company, in one-third (1/3) increments on the first, second, and third anniversaries of the grant date. Upon vesting, each RSU is converted into one share of Company common stock and distributed, subject to reduction for tax withholding.

Generally, if the executive has a separation from service, before the RSUs vest, they are immediately forfeited. However, if the executive’s employment ends due to death or disability, or in certain circumstances due to a Change of Control of the Company, the awards will become 100% vested immediately. In addition, if termination is due to a retirement on or after age 65, or the date at which the combination of the executive’s age and years of service is greater than or equal to 70 years, the executive will continue to receive shares that will vest after the retirement date.

The RSUs may not be transferred, assigned, pledged or otherwise encumbered, and have no voting or dividend rights. All future awards of RSUs to our named executive officers are expected to be made pursuant to the attached 2020 Form of RSU Award. If the terms and conditions of future grants are materially changed, we will make a subsequent filing of the updated form at that time.

The foregoing is only a brief description of, and a summary of the terms and conditions of, the KOIP, the 2020 Form of PSU Award, the 2020 Form of RSU Award, the 2020 KOIP Award Formula and the amendments to the KOIP, the 2020 Form of PSU Award and the 2020 Form of RSU Award, and is qualified in its entirety by reference to these documents which are attached hereto and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT INDEX

Exhibit No.	Description
10.1*,**	2020 Key Officers Incentive Plan

10.2*,**	2020 Form of Performance Stock Unit Award Agreement

10.3*,**	2020 Form of Restricted Stock Unit Award Agreement

10.4*,**	2020 Award Formula for the 2020 Key Officers Incentive Plan

10.5**	Summary Sheet of Executive Cash Compensation, filed November 5, 2019 as Exhibit 10.7 to the Company’s Form 8-K, is incorporated by reference. (SEC File No. 001-07845)

10.6**	Flexible Stock Plan, amended and restated, effective as of May 5, 2015, filed March 25, 2015 as Appendix A to the Company’s Proxy Statement, is incorporated by reference. (SEC File No. 001-07845)

101.INS	Inline XBRL Instance Document (the instance document does not appear in the interactive data file because its XBRL tags are embedded within the inline XBRL document)

101.SCH *	Inline XBRL Taxonomy Extension Schema

101.LAB *	Inline XBRL Taxonomy Extension Label Linkbase

101.PRE *	Inline XBRL Taxonomy Extension Presentation Linkbase

104	Cover Page Interactive Data File (embedded within the inline XBRL document contained in Exhibit 101)

*	Denotes filed herewith.
**	Denotes management contract or compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGGETT & PLATT, INCORPORATED

Date: February 19, 2020	By:	/s/ Scott S. Douglas
Scott S. Douglas
Senior Vice President – General Counsel & Secretary